Exhibit 10.2.2

AMENDMENT TO EXCLUSIVE PROMOTION AGREEMENT

This Amendment to Exclusive Promotion Agreement (as defined below) is effective as of December 1, 2020 (this “Amendment”).

WHEREAS, Motorsport Gaming US LLC, a Florida limited liability company (“Motorsport Games”), and Motorsport Network LLC, a Florida limited liability company (“Motorsport Network”), entered into that certain Exclusive Promotion Agreement, effective as of August 3, 2018 (the “Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, Section 5.d. of the Agreement allows the parties to modify the Agreement if agreed in writing by both Motorsport Games and Motorsport Network.

WHEREAS, Motorsport Games and Motorsport Network desire to amend Section 4 of the Agreement.

NOW THEREFORE, in consideration of the mutual covenants contained herein, Motorsport Games and Motorsport Network hereby agree that the Agreement shall be amended as follows:

1.	Recitals. All of the recitals contained herein are true and correct and are incorporated herein by this reference.

Amendment. Section 4 of the Agreement is hereby amended by adding the following sentence at the end of Section 4:

“Notwithstanding the foregoing, the Parties and/or its direct and indirect parent entities shall have the right to disclose this Agreement and its terms and conditions as required by the applicable securities laws, rules and regulations.”

2.	Limited Effect. Except as expressly amended and modified by this Amendment, the Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

3.	Governing Law. This Amendment and the rights and obligations of the parties hereto shall be construed in accordance with and governed by the internal laws of the State of Florida without regard to principles of conflicts of law.

4.	Counterparts. This Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Amendment.

[Signatures are on following page.]

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IN WITNESS WHEREOF, the parties to this Amendment have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first set forth above.

MOTORSPORT GAMING US LLC		MOTORSPORT NETWORK LLC

By:	/s/ Dmitry Kozko	By:	/s/ Mike Zoi
Print name:	Dmitry Kozko	Print name:	Mike Zoi
Title:	CEO	Title:	Manager

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